Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Kraft Foods Note-Backed Series 2003-11
*CUSIP:        21988G171       Class     A-1
               21988GCR5       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending May 3, 2010

INTEREST ACCOUNT
----------------


Balance as of November 2, 2009...................................         $0.00
         Scheduled Income received on securities.................   $975,000.00
         Unscheduled Income received on securities...............         $0.00

LESS:
         Distribution to Class A-1 Holders.......................  -$881,250.00
         Distribution to Class A-2 Holders.......................   -$93,750.00
         Distribution to Depositor...............................        -$0.00
         Distribution to Trustee.................................        -$0.00
Balance as of May 3, 2010........................................         $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of November 2, 2009...................................         $0.00
         Scheduled Principal received on securities..............         $0.00

LESS:
         Distribution to Holders.................................        -$0.00
Balance as of May 3, 2010........................................         $0.00


                  UNDERLYING SECURITIES HELD AS OF May 3, 2010

         Principal
          Amount                             Title of Security
         ---------                           -----------------
        $30,000,000           Kraft Foods Inc. 6 1/2% Notes due November 1, 2031
                              *CUSIP:        50075NAC8

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.